Exhibit No. 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this report of Questar Corporation (the Company) on Form 10-Q for the period ended March 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the Report), Ronald W. Jibson, Chairman, President and Chief Executive Officer of the Company, and Kevin W. Hadlock, Executive Vice President and Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

QUESTAR CORPORATION

April 28, 2016	/s/ Ronald W. Jibson Ronald W. Jibson Chairman, President and Chief Executive Officer

April 28, 2016	/s/ Kevin W. Hadlock Kevin W. Hadlock Executive Vice President and Chief Financial Officer